AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

American Equity Life Annuity Account
Supplement Dated May 4, 2009
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Contract
(Dated May 10, 2007)


This supplement describes certain information about the individual flexible premium deferred variable annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it for future reference.

On or about April 24, 2009, the J.P. Morgan Series Trust II Mid Cap Value Portfolio merged with and into the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and the J.P. Morgan Series Trust II Small Company Portfolio merged with and into the JPMorgan Insurance Trust Small Cap Equity Portfolio. Effective immediately, the J.P. Morgan Series Trust II Mid Cap Value Subaccount, which invests in shares of the J.P. Morgan Series Trust II Mid Cap Value Portfolio, and the J.P. Morgan Series Trust II Small Company Subaccount, which invests in shares of the J.P. Morgan Series Trust II Small Company Portfolio, are no longer available for investment (allocation of premium payments and transfers).

If you have any questions regarding this Supplement, please contact the Administrative Office toll-free at (888) 349-4650.